UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 7, 2005

VERTEX PHARMACEUTICALS INCORPORATED
(Exact name of registrant as specified in its charter)

MASSACHUSETTS	000-19319	04-3039129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Waverly Street
Cambridge, Massachusetts		02139
(Address of principal executive offices)		(Zip Code)

(617) 444-6100
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

By letter dated February 7, 2005, Sanofi Aventis, a recent successor to Aventis S.A., gave notice to Vertex that it intends to terminate the License, Development and Commercialization Agreement (the “Agreement”) dated September 1, 1999 between Vertex Pharmaceuticals Incorporated (“Vertex”) and Sanofi Aventis (formerly Hoechst Marion Roussel Deutschland GmbH) (“Sanofi Aventis”) effective on May 7, 2005.  The notice did not state a reason for termination.  The Agreement provided for development by Sanofi Aventis of pralnacasan, Vertex’s first generation interleukin-1b converting enzyme (“ICE”) inhibitory compound.  Aventis suspended clinical development of pralnacasan in November 2003 pending the completion of toxicology studies, which currently are ongoing. Under the terms of the Agreement, Sanofi Aventis was solely responsible for all development activities for pralnacasan, and was obligated to fund that development and make milestone payments upon achievement of specified milestones for each indication, as well as royalties on global sales, if any.  Upon the termination of the Agreement, the license to Sanofi Aventis will terminate, and all rights to pralnacasan will revert to Vertex.  Vertex will not incur any early termination penalties as a result of the termination of the Agreement.

Item 2.02. Disclosure of Results of Operations and Financial Condition.

On February 9, 2005, Vertex Pharmaceuticals Incorporated issued a press release that reports its consolidated financial results for the quarter and year ended December 31, 2004, and provides financial guidance for fiscal year 2005.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

Exhibit	Description of Document
99.1	Press Release of Vertex Pharmaceuticals Incorporated, dated February 9, 2005, entitled “Vertex Pharmaceuticals Reports Fourth Quarter and Full Year 2004 Financial Results and Full Year 2005 Guidance”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: February 9, 2005	/s/ Ian F. Smith
Ian F. Smith
Senior Vice President and Chief Financial Officer